UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 17, 2026
Cycurion, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41214	86-3720717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1640 Boro Place, Suite 420C McLean, Virginia (Address of principal executive offices)	22102 (Zip Code)
Registrant’s telephone number, including area code: (888) 341-6680
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CYCU	The NASDAQ Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $345.00 per share	CYCUW	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 19, 2026, Cycurion, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to vote on the proposals identified in the proxy statement filed with the U.S. Securities and Exchange Commission and mailed to stockholders on February 2, 2026. As of the record date on January 21, 2026, there were a total of 5,148,411 shares of Voting Stock (as defined below) issued and outstanding, consisting of 4,188,187 shares of common stock, par value $0.0001 per share (the “Common Stock”), and 960,224 shares of preferred stock, par value $0.0001 per share, having voting rights on as as-if-converted-to-Common Stock basis (the “Preferred Voting Stock”, and together with the Common Stock, the “Voting Stock”), each of which is entitled to one vote. A total of 2,611,518 shares of the Company’s Voting Stock were represented at the Special Meeting either in person or by proxy. At the Special Meeting, the Company’s stockholders voted on the following matters and cast their votes as described below.

Proposal 1 - The Warrant Exercise Proposal - A proposal to approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 3,314,920 shares of Common Stock upon the exercise of certain Common Stock purchase warrants issued in connection with our private placement that closed on December 5, 2025, that may be equal to or exceed 20% of our outstanding shares of Common Stock immediately prior to such offering (the “Warrant Exercise Proposal”).

FOR	AGAINST	ABSTAIN	NON-VOTES
2,359,348	164,438	5,773	81,959

Proposal 2 – Adjournment Proposal - A proposal to approve an adjournment of the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Warrant Exercise Proposal (the “Adjournment Proposal”).

FOR	AGAINST	ABSTAIN	NON-VOTES
2,460,423	143,588	7,207	0

Item 8.01 Other Events.
On March 17, 2026, the Company issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits
(d)Exhibits:

Exhibit No.	Description
99.1	Press Release dated March 17, 2026
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCURION, INC.

Date:	March 20, 2026	By:	/s/ L. Kevin Kelly
		Name:	L. Kevin Kelly
		Title:	Chief Executive Officer
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